Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY
AGREEMENT (this “Agreement”) is made as of June 11, 2018, and effective upon the Effective Date (as defined below), by and among KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each of the other Credit Parties identified as such on the signature pages hereof, each of the lenders signatory hereto constituting the Required Lenders (as defined in the Credit Agreement described below) and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (together with its successors and assigns in such capacity, “Agent”).

RECITALS

A.The Borrower, Agent and certain lenders (collectively, the “Lenders”) are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 20, 2017 (as amended to date and as it may be further amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

B.In connection with the Credit Agreement, each Credit Party (other than the Borrower) guaranteed the Obligations of the Borrower pursuant to that certain Amended and Restated Guaranty of Payment, dated as of November 20, 2017, and each Credit Party granted to Agent, for the benefit of the Lenders, a first priority security interest (subject only to Permitted Liens) in substantially all of such Credit Party’s assets pursuant to that certain Amended and Restated Security Agreement, dated as of November 20, 2017, executed by the Credit Parties in favor of Agent.

C.Borrower has requested certain modifications to the Credit Agreement in connection with the Borrower’s consummation of the KPSSS Disposition (as defined herein), and subject to the terms and conditions herein, Agent and the undersigned Lenders (constituting Required Lenders) have agreed to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.Amendments to the Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)Amendment to Section 1.1-New Definition. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order therefor:

“KPSSS Disposition” means the sale by the Borrower of 100% of its equity interests in Kratos Public Safety & Security Solutions, Inc., a Delaware corporation

(“KPSSS”), and each wholly-owned Subsidiary of KPSSS, pursuant to and in accordance with the KPSSS Disposition Documents.

“KPSSS Disposition Documents” means that certain Stock Purchase Agreement, dated as of February 28, 2018, by and among the Borrower, KPSSS and Securitas Electronic Security, Inc., a Delaware corporation, as amended, supplemented or modified from time to time.

(b)Amendment to Section 5.8(l). Section 5.8(l) of the Credit Agreement is amended by deleting the reference to “Indenture Documents” in clause (i) thereof and replacing it with “Senior Notes Documents”.

(c)Amendment to Section 5.12. Section 5.12 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (h) thereof, (ii) replacing the “.” at the end of clause (i) with “; and” and (iii) adding a new clause (j) to provide in its entirety as follows:

“(j) the Companies may consummate the KPSSS Disposition, so long as (i) immediately prior to and after giving effect to such Disposition, no Default or Event of Default then exists; (ii) such Disposition is permitted under the Senior Notes Documents and (iii) the proceeds of such Disposition are applied in accordance with the Senior Notes Documents and the Intercreditor Agreement.”

2.Limited Waiver. Effective on the Effective Date, Agent and the undersigned Lenders hereby waive any Event of Default that would otherwise occur under the Credit Agreement solely as a result of the KPSSS Disposition. Except as expressly set forth in this Agreement, nothing contained in this Agreement, or any other communication between or among Agent, Lenders and any Credit Party, shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Agreement or any other contract or instrument between or among any Credit Party, Agent and/or Lenders, or of any similar future transaction and the failure of Agent and/or Lenders at any time or times hereafter to require strict performance by any Credit Party of any provision thereof shall not waive, affect or diminish any right of Agent and/or Lenders to thereafter demand strict compliance therewith. Nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Documents, each as amended hereby, (ii) except as expressly provided herein, amend or alter any provision of the Credit Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any Credit Party under the Credit Agreement or any other Loan Documents or any right, privilege or remedy of Agent or any Lender under the Credit Agreement, any other Loan Documents or any other contract or instrument. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Agreement and any other contract or instrument between or among any Credit Party, Agent and Lenders, each as amended hereby.

3.Release of Guarantors and Security Interests. The Agent and the undersigned Lenders hereby acknowledge and agree that upon consummation of the KPSSS Disposition, (i) KPSSS and each of the Company Subsidiaries (as defined in the KPSSS Disposition Documents) shall be released from all obligations as Credit Parties under the Credit Agreement and the other Loan Documents, and (ii) any and all Liens granted to the Agent, on behalf of the Lenders, on any of the Shares (as defined in the KPSSS Disposition Documents) and any and all assets of KPSSS or the Company Subsidiaries shall be automatically and unconditionally released, without representation or warranty. The Agent and the undersigned Lenders hereby authorize the Borrower, its assigns and any party authorized by the Borrower to file the UCC termination statements attached hereto as Schedule I.

4.Conditions to Effectiveness of Agreement. This Agreement shall be effective on the earliest date on which all of the following conditions have been satisfied (such date being the “Effective Date”):
(a)Agent shall have received this Agreement, duly executed by the Credit Parties and the Required Lenders;

(b)If a consent is required under the Senior Notes Documents, Agent shall have received evidence, in form and substance satisfactory to Agent, that the Credit Parties have received consent under the Senior Notes Documents permitting the KPSSS Disposition and the transactions contemplated hereby;

(c)Immediately prior to, and after giving effect to this Agreement, (i) no Event of Default shall have occurred or be occurring and (ii) the representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, are true and correct as of such date, as if made on such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct as of such earlier date; and

(d)The Credit Parties shall have paid and hereby agree to pay to Agent, all expenses (including attorneys’ fees) owed to or incurred by the Agent arising in connection with this Agreement.

The Credit Parties shall be deemed to represent and warrant to Agent and Lenders that each of the foregoing conditions have been satisfied upon the release of their respective signatures to this Agreement. All fees and other amounts payable in connection with this Agreement shall be non-refundable and fully earned upon the Agents’ receipt of such fees or amounts.

5.	Ratification, Further Assurances and Representations and Warranties.

(a)Each Credit Party confirms that all of its obligations under the Loan Documents (as amended by this Agreement) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.

(b)Each Credit Party agrees that at any time and from time to time, upon the written request of Agent, each Credit Party will execute and deliver such further documents and do such further acts and things as Agent may reasonably request in order to effect the provisions of this Agreement.

(c)To induce Agent and the Required Lenders to enter into this Agreement, each Credit Party, by its signature below, hereby:

(i)acknowledges and agrees that, except as expressly set forth in this Agreement, the terms, covenants and conditions of the Credit Agreement and the other Loan Documents are in full force and effect and are hereby ratified and confirmed;

(ii)ratifies and reaffirms the notes and its obligations under the Credit Agreement and the other Loan Documents, and all of such Credit Party’s respective covenants, duties, indebtedness and liabilities owing under such documents;

(iii)acknowledges and agrees that it has taken all organizational actions necessary to approve and authorize the execution, delivery and performance of this Agreement and all other documents executed in connection therewith; and

(iv)acknowledges and agrees that immediately prior to, and after giving effect to this Agreement, (i) no Event of Default shall have occurred or be occurring and (ii) the representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, are true and correct as of such date, as if made on such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct as of such earlier date.

1.	Miscellaneous.

(a)This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement and other Loan Documents, as modified by this Agreement, shall continue in full force and effect. This Agreement shall constitute a Loan Document for all purposes.

(b)This Agreement may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page of this Agreement by telecopy, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of such Agreement. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(c)The provisions of this Agreement and the respective rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5- 1402 of the New York General Obligations Law).

(d)THE CREDIT PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE LIABILITIES OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE,

AND ARISING FROM ANY ADVANCE INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER AGREEMENTS AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

(e)THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS TOGETHER REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, AGENT AND THE REQUIRED LENDERS.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNTRUST BANK,
as Administrative Agent and a Lender

By: /s/ Brian O'Fallon
Name: Brian O'Fallon
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

J.P. MORGAN CHASE
a Lender

By: /s/ Jason Beyerlein
Name: Jason Beyerlein
Title: Authorized Signer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOLDMAN SACHS BANK USA
a Lender

By: /s/ Megan Sullivan
Name: Megan Sullivan
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION
a Lender

By: /s/ Laurie Dee
Name: Laurie Dee
Title: Assistant Vice President

BORROWER:

KRATOS DEFENSE SECURITY AND SOLUTIONS, INC.

By: /s/ Deanna H. Lund
Name: Deanna H. Lund
Title: Executive Vice President & Chief Financial Officer

Agreed to and Accepted:    OTHER CREDIT PARTIES:

AVTEC SYSTEMS, INC.
BSC PARTNERS, LLC
CARLSBAD ISI, INC.
COMPOSITE ENGINEERING, INC. DEFENSE SYSTEMS, INCORPORATED
HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
DTI ASSOCIATES, INC.
HAVERSTICK GOVERNMENT SOLUTIONS, INC.
ROCKET SUPPORT SERVICES, LLC
JMA ASSOCIATES, INC.
MADISON RESEARCH CORPORATION
GICHNER SYSTEMS GROUP, INC.
GICHNER SYSTEMS INTERNATIONAL , INC.
CHARLESTON MARINE CONTAINERS INC.
DALLASTOWN REALTY I, LLC
DALLASTOWN REALTY II, LLC
DEI SERVICES CORPORATION
SCT ACQUISITION, LLC
SCT REAL ESTATE, LLC
KRATOS INTEGRAL HOLDINGS, LLC
KRATOS INTEGRAL SYSTEMS INTERNATIONAL, INC.
KRATOS NETWORKS, INC.
KRATOS SYSTEMS AND SOLUTIONS, INC.
KRATOS DEFENSE & ROCKET SUPPORT
SERVICES, INC.
KRATOS TECHNOLOGY & TRAINING
SOLUTIONS, INC.
KRATOS UNMANNED SYSTEMS SOLUTIONS,
INC.
DFI REALTY, LLC
REALITY BASED IT SERVICES, LTD.
SHADOW I , INC.
SHADOW II, INC.
DIGITAL FUSION, INC.
DIGITAL FUSION SOLUTIONS, INC.
SUMMIT RESEARCH CORPORATION
NATIONAL SAFE OF CALIFORNI A
LVDM, INC.

By: /s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President & Chief Financial Officer

GENERAL MICROWAVE CORPORATION
GENERAL MICROWAVE ISRAEL CORPORATION
MSI ACQUISITION CORP. MICRO SYSTEMS, INC. KRATOS-RSS, INC.
REAL TIME LOGIC, INC.
SAT CORPORATION
SECUREINFO CORPORATION
Al METRIX , INC.
POLEX, INC.
By: /s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President & Chief Financial Officer

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